UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

ACUCELA INC.
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

000-5513    02-0592619
(Commission File Number)            (I.R.S. Employer Identification No.)

1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of Office)

(206) 805-8300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

On November 20, 2015, Acucela Inc. (the “Company”) filed with the Tokyo Stock Exchange (the “TSE”) a supplement to the Japanese report referred to as “Kessan Tanshin,” (the "Tanshin") previously filed with the TSE on November 12, 2015. A copy of the English translation of the supplement to the Tanshin is attached hereto as Exhibit 99.1

Pursuant to Regulation FD, the Company is furnishing the foregoing information under Item 7.01 of this Current Report on Form 8-K. The information furnished in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except to the extent expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. 99.1	Description English Translation of Supplement to Tanshin dated November 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

/s/ John Gebhart
John Gebhart
Chief Financial Officer

Date: November 20, 2015

EXHIBIT INDEX

Exhibit No. 99.1	Description English Translation of Supplement to Tanshin dated November 20, 2015.

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